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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported):       May 1, 2000
                                                            --------------


                         MAGAININ PHARMACEUTICALS INC.
                  -------------------------------------------
                (Exact Name of Registrant Specified in Charter)


       Delaware                       0-19651               13-3445668
---------------------                --------               ----------
(State or Other                   (Commission File         (I.R.S. Employer
Jurisdiction of                      Number)              Identification No.)
Incorporation)

           5110 Campus Drive
         Plymouth Meeting, PA                                        19462
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(Address of Principal Executive Offices)                           (Zip Code)


 Registrant's telephone number, including area code:        (610) 941-4020
                                                        ----------------------



         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.


     The registrant hereby incorporates by reference the press release dated May 1, 2000 attached hereto as Exhibit 99.1


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


     (a) Financial Statements of Business Acquired:  None

     (b) Pro Forma Financial Information:  None

     (c)  Exhibits:

  99.1  Press release, dated May 1, 2000.



                                 SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              MAGAININ PHARMACEUTICALS INC.
                                            (Registrant)


                              By  /s/ Michael R. Dougherty
                                 -------------------------
                                  Michael R. Dougherty
                                  President, Chief Executive Officer and
                                  Chief Financial Officer


Dated:  May 9, 2000
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                                    EXHIBIT INDEX

     Exhibit
     Number    Description
     ------    -----------

      99.1 Press Release - Magainin Announces Asthma Research, Development and Commercialization Collaboration with Genetech, Inc.

                                       3